VARIABLE INTEREST ENTITIES ("VIEs")	12 Months Ended
Dec. 31, 2017
VARIABLE INTEREST ENTITIES [Abstract]
VARIABLE INTEREST ENTITIES (VIEs)
VARIABLE INTEREST ENTITIES (“VIEs”)

Eskimo SPV

As of December 31, 2017 and 2016, we leased one vessel from a VIE under a finance lease with a wholly-owned subsidiary, Sea 23 Leasing Co. Limited (“Eskimo SPV”) of China Merchants Bank Leasing (“CMBL”). Eskimo SPV is a special purpose vehicle (SPV).

In November 2015 we sold the Golar Eskimo to Eskimo SPV and subsequently leased back the vessel under a bareboat charter for a term of ten years. From the third year anniversary of the commencement of the bareboat charter, we have an annual option to repurchase the vessel at fixed pre-determined amounts, with an obligation to repurchase the vessel at the end of the ten year lease period.

While we do not hold any equity investment in Eskimo SPV, we have determined that we have a variable interest in Eskimo SPV and that Eskimo SPV is a VIE. Based on our evaluation of the bareboat agreement we have concluded that we are the primary beneficiary of Eskimo SPV and, accordingly, have consolidated Eskimo SPV into our financial results. We did not record any gain or loss from the sale of the Golar Eskimo to Eskimo SPV, and we continued to report the vessel in our consolidated financial statements at the same carrying value, as if the sale had not occurred.

The equity attributable to CMBL in Eskimo SPV is included in non-controlling interests in our consolidated results. As of December 31, 2017 and 2016, the Golar Eskimo is reported under “Vessels and equipment, net” in our consolidated balance sheet.

The following table gives a summary of the sale and leaseback arrangement, including repurchase options and obligation as of December 31, 2017:

Vessel	Effective from	Sales value (in $ millions)	First repurchase option (in $ millions)	Month of first repurchase option	Repurchase obligation at end of lease term (in $ millions)	End of lease term
Golar Eskimo	November 2015	285.0	225.8	November 2018	128.3	November 2025

A summary of our payment obligations under the bareboat charter with Eskimo SPV as of December 31, 2017 is shown below:

(in $ thousands)	2018	2019	2020	2021	2022	After 2022
Golar Eskimo*	25,930	25,798	25,026	23,919	22,789	58,826

*The payment obligation table above includes variable rental payments due under the lease based on an assumed LIBOR plus margin but excludes the repurchase obligation at the end of lease term.

The most significant impact of consolidation of Eskimo SPV’s assets and liabilities on our consolidated balance sheet is as follows:

(in $ thousands)	2017	2016
Liabilities
Long-term debt (refer to note 20)	212,084	232,931

The most significant impact of consolidation of Eskimo SPV’s operations on our consolidated statement of operations is interest expense of $8.2 million and $8.0 million for the years ended December 31, 2017 and 2016, respectively. The most significant impact of consolidation of Eskimo SPV’s cash flows on our consolidated statement of cash flows is net cash of $20.8 million and $21.1 million used in financing activities for the years ended December 31, 2017 and 2016, respectively.

Tundra Corp

In May 2016, we acquired from Golar all of the shares of Tundra Corp. (“Tundra Corp”), the disponent owner and operator of the FSRU, the Golar Tundra, for a purchase price of $330.0 million less assumed net lease obligations and net of working capital adjustments (the “Tundra Acquisition”). Concurrent with the closing of the Tundra Acquisition, we entered into the Tundra Letter Agreement pursuant to which Golar agreed to pay us a daily fee plus operating expenses, from the closing date until the date that operations commence under the vessel’s charter with West African Gas Limited (“WAGL”). In return we agreed to pay to Golar any hire or other contract-related payments actually received with respect to the vessel. The Tundra Letter Agreement also provided that in the event the Golar Tundra had not commenced service under the charter by May 23, 2017, we had the option (the “Tundra Put Right”) to require Golar to repurchase Tundra Corp at a price equal to the original purchase price (the “Purchase Price”). Accordingly, we determined that (i) Tundra Corp is a VIE and (ii) Golar is and has been the primary beneficiary of Tundra Corp. Thus, Tundra Corp was not consolidated into our financial statements.

The Golar Tundra was expected to commence operations in the second quarter of 2016. However, due to delays in the LNG project that the Golar Tundra was to serve, this did not occur. On May 30, 2017, we exercised the Tundra Put Right to require Golar to repurchase Tundra Corp at a price equal to the original purchase price in the Tundra Acquisition. The closing of the Tundra Put Right occurred on October 17, 2017.

PTGI

We consolidate PTGI, which owns the NR Satu, in our consolidated financial statements effective September 28, 2011. PTGI became a VIE and we became its primary beneficiary upon our agreement to acquire all of Golar’s interests in certain subsidiaries that own and operate the NR Satu on July 19, 2012. We consolidate PTGI as we hold all of the voting stock and control all of the economic interests in PTGI.

The following table summarizes the balance sheets of PTGI as of December 31, 2017 and 2016:

(in thousands of $)	2017	2016
ASSETS
Cash	16,016	14,124
Restricted cash (see note 16)	10,270	10,361
Vessels and equipment, net*	269,624	290,638
Other assets	4,348	12,121
Total assets	300,258	327,244

LIABILITIES AND EQUITY
Accrued liabilities	11,675	9,989
Current portion of long-term debt	19,759	13,633
Amounts due to related parties	107,838	135,809
Non-current debt	82,741	102,500
Other liabilities	515	68
Total liabilities	222,528	261,999
Total equity	77,730	65,245
Total liabilities and equity	300,258	327,244

*PTGI recorded the NR Satu at the acquisition price when it purchased the vessel from a Golar related party entity. However, as of the date of the acquisition of the subsidiaries which own and operate the NR Satu, the acquisition was deemed to be a reorganization of entities under common control, and accordingly, we recorded the NR Satu at historical book values.

Trade creditors of PTGI have no recourse to our general credit.

The long-term debt of PTGI is secured against the NR Satu and has been guaranteed by us.

PTGI paid dividends to PT Pesona amounting to $1.2 million, $6.1 million and $nil during the years ended December 31, 2017, 2016 and 2015, respectively.